______________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
November 2, 2016

NATIONSTAR MORTGAGE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of principal executive offices)

(469) 549-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2016, Nationstar Mortgage Holdings Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 and will be published in the Shareholder Relations section on the Company’s website at www.nationstarmtg.com. In connection with the release and the related conference call, the Company posted a presentation relating to its third quarter 2016 financial results under the presentations tab in the Shareholder Relations section on the Company’s website.

The press release and presentation include certain non-generally accepted accounting principles financial measures. Reconciliations to the most directly comparable generally accepted accounting principles financial measures are included in the press release and the presentation.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc., dated November 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date:	November 2, 2016	By:	/s/ Robert D. Stiles
Robert D. Stiles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Nationstar Mortgage Holdings Inc., dated November 2, 2016.